Johnson Controls

JCI/JCIM Tooling Factoring Schedule

05/18/12

Dear Supplier:

* The attached PO is for tooling. Please be aware that your original quote has been factored and therefore has "tooling" terms. You will receive a check from JP Morgan for your original quoted amount.

* Your invoice(s) to JCI/JCIM must match the TOTAL of the progress payment(s) **(factored amount)** stated below. Please contact the buyer listed on the PO if this is not possible. Not following this expectation may lead to payment issues.

* Reference PO and/or JCI/JCIM specification for individual payment expectations.

PO#:	39083718
JCI/JCIM Customer/Business Unit:	Honda 2013 MDX 3R Seating Program - (Seating)
Supplier:	D and R Tooling, Inc. (321754)
JCI/JCIM Tool/Project Engineer:	Peter Spanitz/John Vadnais
For payment, e-mail all TIAF info to:	ag-na-purchasing-suppliers-tiaf@jci.com

		SUPPLIER QUOTED AMOUNT(S)				**FACTORED AMOUNT(S)**			
PO Line Item	Tool Number	Original total	Payment 1	Payment 2	Payment 3	PO Amount (Factored)	Payment 1	Payment 2	Payment 3
1		$8,188	$4,094	$4,094		$8,440	$4,227	$4,213	
2		$8,188	$4,094	$4,094		$8,440	$4,227	$4,213	
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TOTALS:		$16,376 TOTAL	$8,188 Payment 1 6/1/2012	$8,188 Payment 2 7/13/2012	n/a Payment 3 n/a	$16,880 TOTAL	$8,454 Invoice 1	$8,426 Invoice 2	n/a Invoice 3
			Estimated payment date for above pmts:						

If you have any questions please contact me at: (734) 254-7563, annette.a.walters@jci.com

Sincerely,

Annette Walters, CET Buyer
Johnson Controls, Inc./JCIM

Additional Notes/Revision(s):

Johnson Controls

NA PURCHASE ORDER
NO: 39083718 REV 2

Order Date: 18.MAY.2012

This is a TOOLING funded order and will require the supplier to complete the latest Tooling Invoice Approval Form (TIAF) for payment. E-mail the complete package to ag-na-purchasing-suppliers-tiaf@jci.com. The TIAF and instructions can be obtained at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience/forms.html or by calling the buyer listed on the PO.

Supplier No : 321754
Tel : 905-672-7669 Fax : 9056825659

Contact :

Supplier Name: D & R Tooling
7669 KIMBEL STREET
Mississauga Ontario L5S 1A7
Canada

Delivery address :
John Vadnais
Ramos Arizpe Mexico

Michigan
USA

Payment Terms : Tooling
Incoterms : Free Carrier
MISSISSAUGA ONTARIO

Purchasing Group: 501 - Tooling
Annette Walters
Tel : 734-254-7563 Extn:
Fax:
E-mail: annette.a.walters@jci.com
Requestor : Annette Walters

Terms and conditions.
This purchase order is governed exclusively by Buyer's Terms and Conditions of Purchase (available at: http://www.johnsoncontrols.com/ae-terms and incorporated herein by reference), except as modified by this purchase order. All other terms are rejected. This purchase order is also subject to the Johnson Controls Supplier Standards Manual (available at: http://www.johnsoncontrols.com/publish/us/en/suppliers/atuomotive_experience.html). Shipments must comply with the supplier routing instructions found in the Supplier Standards Manual or a debit may be incurred for excessive shipping costs. The purchase order number must appear on all invoices, packing slips and bills of lading. A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre-production parts must be marked / labeled with Buyer's part number and revision level as indicated on the CAD model and/or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to Seller at its expense.

Header Text
Quote No: 01512-002

* PO Qty & Net Price have been switched to allow progress or factored payments through JCI/JCIM A/P. Preferred JCI/JCIM Supplier pay ment terms apply to this order:
# 50% - Invoice dated upon JCI review and approval of engineering drawings through the design phase.
Extended Text: Please see end of document for header text

Line	Effective Date	Plant	C/S	Due Date	Part Number / Descriptions	Quantity	UOM	Per Unit Price	Total
00001		6113		18.05.2012	G908010	8.440	EA	1.00000	8.440,00
00002		6113		18.05.2012	G908010	8.440	EA	1.00000	8.440,00

Line 00001 — Assembly Tooling

ECO NO: |Program No: 1012956|Program Description: 2013 MDX 3R Seating Program|Tool No: 5072607|Tool Description: 2221935 Forming Dieset|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Line 00002 — Assembly Tooling

ECO NO: |Program No: 1012956|Program Description: 2013 MDX 3R Seating Program|Tool No: 5072608|Tool Description: 2221936 Forming Dieset|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Extended Header Text:

Buyer Name:
Hoover Universal, Inc.
49200 Halyard Drive,
Plymouth, MI, 48170

Johnson Controls

NA PURCHASE ORDER
NO: 39083718 REV 2

AND (either that apply)
50% - Invoice dated upon Supplier PPAP approval from JCI/JCIM.
OR
50% - Invoice dated upon JCI run-off and acceptance on JCI#s floor including delivery of all #as built# equipment manuals/drawing,
applicable documentation/forms.

* This order is expected to meet or exceed the expectations outlined in the latest JCI/JCIM equipment/tooling specification/guidelin es and/or JCI/JCIM details provided. Reference supplier quote for maximum pricing only. Unless otherwise approved in writing by th e proper JCI/JCIM representative, the supplier is expected to meet or exceed the latest version of JCI/JCIM SESS/SEGS/tool guideline s including all local expectation at point of equipment/tool use. If you do not have the latest version of JCI/JCIM SESS/SEGS/tool guidelines, contact the CET buyer.
* The Supplier is responsible to tag all tooling-funded fixtures per the latest OEM tool tagging standards & submit proper pictures with the FINAL TIAF/invoice package. The tool number is located on the PO along with the JCI part number and Customer Asset Number . If you are unclear of these tagging expectations or individual customer tool numbers, contact the specific JCI/JCIM engineer and /or CET buyer.

[signature] 5/21/12 Authorized Purchasing Signature for Buyer	Line Total	USD	16.880,00
	Total Tax	USD	0,00
	Currency Total	USD	16.880,00

Buyer Name:
Hoover Universal, Inc.
49200 Halyard Drive,
Plymouth, MI, 48170